UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

Cohen & Company Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on May 19, 2025, Columbus Circle Capital Corp. I (NASDAQ: CCCMU) (the “SPAC”), a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, completed the sale of 25,000,000 units in its initial public offering (the “IPO”), which included 3,000,000 units issued pursuant to the underwriters’ partial exercise of their over-allotment option. Cohen & Company, LLC (the “Operating LLC”), the operating subsidiary of Cohen & Company Inc., a Maryland corporation (the “Company”), owns a portion of, and serves as the managing member and a member of, Columbus Circle 1 Sponsor Corp LLC, the sponsor of the SPAC (the “Sponsor”). Cohen & Company Capital Markets (“CCM”), a division of J.V.B. Financial Group, LLC, and an indirect subsidiary of the Operating LLC, acted as the lead underwriter in the IPO.

On June 23, 2025, the SPAC issued a press release announcing that the SPAC entered into a definitive business combination agreement (the “Business Combination Agreement”), dated as of June 23, 2025 (the “Signing Date”), with ProCap BTC, LLC, a Delaware limited liability company (“ProCap BTC”), and ProCap Financial, Inc., a Delaware corporation (“ProCap Financial”), Crius SPAC Merger Sub, Inc., a Delaware corporation (“SPAC Merger Sub”), Crius Merger Sub, LLC, a Delaware limited liability company (“Company Merger Sub”), and Inflection Points Inc, d/b/a Professional Capital Management, a Delaware corporation (“Seller”).

Pursuant to the transactions contemplated by the Business Combination Agreement (the “Business Combination”), the SPAC and ProCap BTC will merge into SPAC Merger Sub and Company Merger Sub, respectively, and become wholly-owned subsidiaries of ProCap Financial, and ProCap Financial will become a publicly traded company. Proceeds from the proposed Business Combination, if any, after satisfaction of redemption payments to the SPAC’s public shareholders and transaction expenses, are expected to be used by ProCap Financial to purchase bitcoin, in connection with ProCap Financial’s business plans and strategies.

In connection with the execution of the Business Combination Agreement, (a) certain “qualified investors” (defined to include “qualified institutional buyers”, as defined in Rule 144A of the Securities Act, and institutional “accredited investors”, as defined in Rule 506 of Regulation D) were issued non-voting preferred units of ProCap BTC (“Preferred Units”) in a private placement of such Preferred Units consummated immediately prior to the execution of the Business Combination Agreement, in an aggregate amount of approximately $516.5 million (the “Preferred Equity Investment”), and (b) certain qualified investors agreed to purchase convertible notes (“Convertible Notes”) issuable upon the Closing by ProCap Financial, with an aggregate principal amount of approximately $235 million (the “Convertible Note Financing” and, together with the Preferred Equity Investment and the Business Combination, the “Proposed Transactions”). The net proceeds from the Convertible Notes will be utilized by ProCap Financial for purposes of acquiring bitcoin, collateral under the Convertible Notes and for working capital purposes. The proceeds from the Preferred Equity Investment will be utilized, within 15 days following the Signing Date, to purchase bitcoin assets pursuant to a custodial arrangement with Anchorage Digital Bank N.A.

CCM acted as a co-placement agent in connection with the Convertible Note Financing and the Preferred Equity Investment.

As previously disclosed, the Sponsor holds an aggregate of 8,333,333 founder shares in the SPAC. Further, certain non-controlling interests in the Sponsor, including executives and key employees of the Operating LLC, purchased membership interests in the Sponsor, either directly or indirectly, and have an interest in the SPAC’s founder shares through such membership interests in the Sponsor. The number of the SPAC’s founders shares in which such non-controlling interests in the Sponsor, including such executives and key employees of the Operating LLC, have an interest in through the Sponsor will not be finally and definitively determined unless and until consummation of the Business Combination (the “Closing”). The number of the SPAC’s founder shares currently allocated to the Operating LLC is approximately 2,150,000, but such number of founder shares will also not be finally and definitively determined unless and until the Closing occurs. If the Closing occurs, each founder share held by the Sponsor, including those allocated to the Operating LLC, will be converted into one share of common stock in ProCap Financial.

Additional Information and Where to Find It

ProCap Financial and the SPAC intend to file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of the SPAC and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Proposed Transactions. The definitive proxy statement and other relevant documents will be mailed to shareholders of the SPAC as of a record date to be established for voting on the Proposed Transactions and other matters as described in the Proxy Statement/Prospectus. The SPAC and/or ProCap Financial will also file other documents regarding the Proposed Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF THE SPAC AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE SPAC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPAC, PROCAP BTC, PROCAP FINANCIAL AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by the SPAC and ProCap Financial, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Columbus Circle Capital Corp. I, 3 Columbus Circle, 24th Floor, New York, NY 10019; e-mail: IR@ColumbusCircleCap.com, or upon written request to ProCap Financial Inc. at 600 Lexington Ave., Floor 2, New York, NY 10022, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements, estimates, and forecasts with respect to future performance and events. These statements, estimates, and forecasts are “forward-looking statements.” In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties, and assumptions, and may include projections of the Company’s future financial performance based on the Company’s growth strategies and anticipated trends in the Company’s business. These statements are based on the Company’s current expectations and projections about future events. There are important factors that could cause the Company’s actual results, level of activity, performance, or achievements to differ materially from the results, level of activity, performance, or achievements expressed or implied in the forward-looking statements including, but not limited to, those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in the Company’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at www.sec.gov and the Company’s website at www.cohenandcompany.com/investor-relations/sec-filings. Such risk factors include the following: (a) a decline in general economic conditions or the global financial markets, including those caused by inflation, raising interest rates, and the current geopolitical situation, (b) unfavorable market conditions may lead to a reduction in revenues from the Company’s new issue and advisory revenues, including from underwriting and placement activities, (c) losses caused by financial or other problems experienced by third parties, (d) losses due to unidentified or unanticipated risks, (e) a lack of liquidity, i.e., ready access to funds for use in the Company’s businesses, (f) the ability to attract and retain personnel, (g) litigation and regulatory proceedings, (h) reputational harm due to losses or the Company’s inability to sell securities the Company purchases as an underwriter at the anticipated price levels, (i) competitive pressure, (j) an inability to generate incremental income from new or expanded businesses, (k) unanticipated market closures or effects due to inclement weather or other disasters, (l) losses (whether realized or unrealized) on the Company’s principal investments, (m) the possibility that payments to the Company of subordinated management fees from its collateralized debt obligations (CDOs) will continue to be deferred or will be discontinued, (n) the possibility that the Company’s stockholder rights plan may fail to preserve the value of the Company’s deferred tax assets, whether as a result of the acquisition by a person of 5% of the Company’s common stock or otherwise, (o) the Company’s reduction in the volume of its investments into SPACs, (p) the difficulty in identifying potential business combinations as a result of increased competition in the SPAC market, (q) the value of the Company’s holdings of founders shares in post-business combination companies is volatile and may decline and the possibility that significant portions of the founder shares may remain restricted for a long period of time, (r) the possibility that the Company will stop paying quarterly dividends to its stockholders, and (s) the impacts of rising interest rates and inflation. Additionally, with respect to the Proposed Transactions, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding ProCap BTC, ProCap Financial, the SPAC and the Proposed Transactions, statements regarding the anticipated benefits and timing of the completion of the Proposed Transactions, the assets that may be held by ProCap BTC and ProCap Financial and the value thereof, the price and volatility of bitcoin, bitcoin’s growing prominence as a digital asset and as the foundation of a new financial system, ProCap Financial’s listing on any securities exchange, the satisfaction of closing conditions to the Proposed Transactions and the level of redemptions of the SPAC’s public shareholders, and ProCap Financial’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: the risk that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of the SPAC’s securities; the risk that the Proposed Transactions may not be completed by the SPAC’s business combination deadline; the failure by the parties to the the Proposed Transactions to satisfy the conditions to the consummation of the Proposed Transactions, including the approval of the SPAC’s shareholders; failure to realize the anticipated benefits of the Proposed Transactions; the level of redemptions of the SPAC’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of the SPAC or the shares of ProCap Financial common stock to be listed in connection with the Proposed Transactions; the failure of ProCap Financial to obtain or maintain the listing of its securities on any securities exchange after Closing of the Proposed Transactions, and those risk factors discussed in documents that ProCap Financial and/or the SPAC filed, or that will be filed, with the SEC, including as will be set forth in the Registration Statement to be filed with the SEC in connection with the Proposed Transactions. As a result, there can be no assurance that the forward-looking statements included in this Current Report on Form 8-K will prove to be accurate or correct. In light of these risks, uncertainties, and assumptions, the future performance or events described in the forward-looking statements in this Current Report on Form 8-K might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and the Company does not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: June 25, 2025	By:		/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer